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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          -----------------------------

                                    FORM 8-K

                          -----------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 22, 2001


                               LABRANCHE & CO INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                         001-15251                 13-4064735
------------------------------       ----------------       --------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



One Exchange Plaza, New York, New York, 10006                           10006
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (212) 425-1144
                                                    ------------------


                                 Not Applicable
 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS

      On May 22, 2001, LaBranche & Co Inc. ("LaBranche") issued a press release, filed herewith as Exhibit 99.1, relating to the execution of a letter of intent to acquire Bocklet & Co., LLC.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      EXHIBITS

                  99.1     Press release, dated May 22, 2001.


                                All other Items of this report are inapplicable.


                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LABRANCHE & CO INC.



Date: May 31, 2001               By:   /S/ GEORGE M.L. LABRANCHE, IV
                                     -----------------------------------
                                      Name:  George M.L. LaBranche, IV
                                      Title: Chairman, Executive
                                             Officer and President



                                       2-


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                                  EXHIBIT INDEX
                                  -------------

         99.1     Press release, dated May 22, 2001.